UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

September 28, 2017

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

OWENS-ILLINOIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (Owens-Illinois, Inc.) Delaware (Owens-Illinois Group, Inc.) (State or other jurisdiction of incorporation)	1-9576 33-13061 (Commission File Number)	22-2781933 34-1559348 (IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act.  ☐

ITEM 1.01                                  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 28, 2017, Owens-Illinois Group, Inc. (“OI Group”), a direct, wholly-owned subsidiary of Owens-Illinois, Inc., and certain of OI Group’s direct and indirect subsidiaries entered into Amendment No. 5  (the “Amendment”) in respect of its Amended and Restated Credit Agreement and Syndicated Facility Agreement, dated April 22, 2015, by and among OI Group and certain of its direct and indirect subsidiaries, Deutsche Bank AG, New York Branch, as Administrative Agent, Owens-Illinois General Inc., as Borrowers’ Agent and the other Agents, Arrangers and Lenders named therein (the “Credit Agreement”). The Amendment provides for among other things, (i) an amendment to the Total Leverage Ratio to exclude ordinary course revolver borrowings from the calculation of Net Indebtedness (except to the extent such borrowings existed at the prior year end testing date), (ii) an amendment to the Total Leverage Ratio to exclude non-recourse factoring/securitization debt from the calculation of Net Indebtedness, and (iii) elimination of certain requirements related to the retired Term Loan B Facility, which was repaid in November 2016, in each case as more fully described in the Amendment.

The foregoing description of the Amendment is not intended to be complete, and is qualified in its entirety by the complete text of the Amendment, which is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits.

Exhibit No.	Description

4.1

Amendment No. 5, dated September 28, 2017, in respect of the Amended and Restated Credit Agreement and Syndicated Facility Agreement, dated April 22, 2015, by and among the Borrowers named therein, Owens-Illinois General Inc., as Borrowers’ Agent, Deutsche Bank AG, New York Branch, as Administrative Agent, and the other Agents, Arrangers and Lenders named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: September 29, 2017	By:	/s/ Jan A. Bertsch
	Name:	Jan A. Bertsch
	Title:	Senior Vice President and
Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS GROUP, INC.

Date: September 29, 2017	By:	/s/ Jan A. Bertsch
	Name:	Jan A. Bertsch
	Title:	President and Chief Financial Officer